County Recorder
McKenzie County

353943

PRODUCERS 88 – PAID UP
Rev. 5-60, No. 2

# OIL AND GAS LEASE

AGREEMENT, Made and entered into the 24th day of November, 20 04, by and between Val M. Holms and Mari P. Holms, Trustees of The Val M. Holms and Mari P. Holms Revocable Living Trust whose post office address is 470 Holms Gulch, Helena, MT 59601, hereinafter called Lessor (whether one or more) and The Armstrong Corporation whose post office address is PO Box 1999, Dickinson, ND 58602-1999, hereinafter called Lessee:

WITNESSETH, That the Lessor, for and in consideration of ............ Ten or More ............ DOLLARS cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of McKenzie, State of North Dakota, described as follows, to-wit:

Township 152 North, Range 100 West
Section 29: NE¼, N½NW¼
Section 30: Lots 3(34.31), 4(34.37), E½SW¼, W½SE¼
Township 152 North, Range 101 West
Section 24: SW¼
Section 25: NW¼NE¼, S½NE¼, N½NW¼, SE¼NW¼, NE¼SW¼, N½SE¼, SE¼SE¼

See Exhibit "A" attached hereto and made a part hereof.

and containing 1,028.68 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of Four (4) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than one hundred twenty (120) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within one hundred twenty (120) days from date of cessation of production or from date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor one-eighth (1/8) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of one-eighth (1/8), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of one-eighth (1/8) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the unit so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

X [signature] Trustee
Val M. Holms, Trustee of The Val M. Holms and Mari P. Holms Revocable Living Trust

X Mari P. Holms Trustee
Mari P. Holms, Trustee of The Val M. Holms and Mari P. Holms Revocable Living Trust

16

## ACKNOWLEDGEMENT (INDIVIDUAL)

STATE OF MONTANA
COUNTY OF Lewis & Clark } SS

County Recorder
McKenzie County

353943

On this 29th day of November, 2004, before me personally appeared Val M. Holms and Mari P. Holms, Trustees of The Val M. Holms and Mari P. Holms Revocable Living Trust, known to me to be the person(s) described in and who executed the within instrument, and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

(SEAL)

My Commission Expires: 6/28/08

Martha L. Garden
Notary Public

## ACKNOWLEDGEMENT (INDIVIDUAL)

STATE OF ____________
COUNTY OF ____________ } SS

On this ________ day of ____________, 20 ______, before me personally appeared ____________

____________, known to me to be the person(s) described in and who executed the within instrument, and acknowledged to me that ____________ executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

(SEAL)

My Commission Expires: ____________

Notary Public

## ACKNOWLEDGEMENT (CORPORATE)

STATE OF ____________
COUNTY OF ____________ } SS

On this ________ day of ____________, 20 ______, before me personally appeared ____________

____________

known to me to be the ____________ of ____________

and acknowledged to me that ____________ executed the same as ____________ free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

(SEAL)

My Commission Expires: ____________

Notary Public

( Do Not Write Below This Line - For Official Use Only )

RECORDING INFORMATION

Returned to:
EMPIRE OIL COMPANY
PO BOX 1835

WILLISTON ND 58802

**353943**
County Recorder
McKenzie County
Watford City ND 58854

# EXHIBIT "A"

Attached to and made a part of that certain Oil and Gas Lease dated November 24, 2004, by and between Val M. Holms and Mari P. Holms, Trustees of The Val M. Holms and Mari P. Holms Revocable Living Trust, of 470 Holms Gulch, Helena, Montana 59601, as Lessor, (whether one or more), and The Armstrong Corporation, of P.O. Box 1999, Dickinson, North Dakota 58602-1999, as Lessee, covering all that certain tract of land situate in the County of McKenzie, State of North Dakota, to-wit:

Township 152 North, Range 100 West
Section 29: NE, N2NW
Section 30: Lots 3(34.31), 4(34.37), E2SW, W2SE
Township 152 North, Range 101 West
Section 24: SW
Section 25: NWNE, S2NE, N2NW, SENW, NESW, N2SE, SESE

Wherever the fraction one-eighth (1/8$^{th}$) appears in the paragraphs hereinbelow, the same is hereby changed to read one-sixth (1/6$^{th}$).

Notwithstanding the provisions of this lease to the contrary, this lease shall terminate at the end of the primary term as to all the leased land except those lands within a production or spacing unit prescribed by law or administrative authority on which is located a well producing or capable of producing oil and/or gas or on which Lessee is engaged in drilling or reworking operations. If during the primary term of this lease, operations for the drilling of a well for oil and/or gas are commenced and continuously prosecuted to completion, whether such well be dry or capable of producing oil or gas, this lease shall be extended an additional ~~180~~ 120 days beyond the end of such primary term. The primary term of this lease shall be extended an additional ~~180~~ 120 days for each additional well drilled and continuously prosecuted to completion. It is understood that the purpose of this paragraph is to grant to the lessee, its successors and assigns, one-(1) ~~180~~ 120 day extension of the primary term as to the total leasehold for each well drilled to completion, whether dry or capable of producing oil and/or gas, this lease terminating only as to those properties lying outside a spacing or producing unit set by law or administrative authority and not developed by lessee during the primary term of this lease or such 180 day extensions as herein provided.

SIGN FOR IDENTIFICATION:

X [signature] Trustee
Val M. Holms, Trustee of The Val M. Holms and Mari P. Holms Revocable Living Trust

X [signature] Trustee
Mari P. Holms, Trustee of The Val M. Holms and Mari P. Holms Revocable Living Trust

COUNTY RECORDER McKENZIE COUNTY STATE OF NORTH DAKOTA

COUNTY RECORDER, MCKENZIE COUNTY, ND
I certify that this instrument was filed and recorded.
Ann M. Johnsrud, County Recorder
By Ann M. Johnsrud

**353943**
Fee $16.00
Jan 24, 2005 02:13 PM

Return to:
Empire Oil Company
P.O. Box 1835
Williston, ND 58802-1835

Return to:
EMPIRE OIL COMPANY
BOX 1835

WILLISTON ND 58802-1835

385553

County Recorder
McKenzie County
Watford City ND 58854

---

**EXTENSION, ADMENDMENT & RATIFICATION OF OIL AND GAS LEASE**

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, by Oil and Gas Lease dated November 24th, 2004, and recorded as document number 353943 of the records of McKenzie County, North Dakota, Val M. Holms and Mari P. Holms, Trustees of The Val M. Holms and Mari P. Holms Revocable Living Trust, executed and delivered to The Armstrong Corporation, Lessee, an Oil and Gas Lease covering all that certain tract of land situated in the County of McKenzie, State of North Dakota, described as follows, to wit:

Township 152 North, Range 100 West
Section 29: NE, N2NW
Section 30: Lots 3(34.31), 4(34.37), E2SW, W2SE
Township 152 North, Range 101 West
Section 24: SW
Section 25: NWNE, S2NE, N2NW, SENW, NESW, N2SE, SESE

containing 1,028.68 acres, more or less

WHEREAS, the Lessor and Lessee, its successors and assigns, desire to extend the primary term of said Oil and Gas Lease, insofar and only insofar as said lease covers the lands set forth below, until November 24, 2011, and so long thereafter as oil, natural gas, liquid hydrocarbons, gaseous hydrocarbons and their respective associated and constituent products, or any of them is produced in commercial quantities from said land or lands with which said land is pooled.

AND WHEREAS, the Lessor and Lessee, its successors and assigns, further agree to amend the royalty provision of said oil and gas lease originally expressed in the subject oil and gas lease to read seventeen percent (17%.)

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the term of the aforedescribed Oil and Gas Lease is hereby extended for a paid-up term of three (3) years from November 24, 2008, and as long thereafter as oil or gas (including casinghead gas) is produced from any well on the land covered by said lease; and wherever the fraction one-eighth (1/8th) or one-sixth (1/6th) appears in the subject oil and gas lease, the same is hereby changed to read seventeen percent (17%.) This instrument shall have the same tenor and effect as if such extended term and royalty provision had been originally expressed in such lease. The undersigned Lessor does hereby ratify, adopt, approve and confirm the said lease in all of its terms and provisions and does hereby grant, demise, lease and let all of the land covered by said lease by general boundary description exclusively to The Armstrong Corporation, its successors and assigns, for the uses and purposes and upon all of the terms and provisions of the lease as amended and extended hereby insofar and only insofar as the same pertains to the following lands:

INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN DUNN COUNTY, NORTH DAKOTA, TO-WIT:

Township 152 North, Range 100 West
Section 29: NE, N2NW
Township 152 North, Range 101 West
Section 25: NWNE, S2NE, N2NW, SENW, NESW, N2SE, SESE

This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, successors, legal representatives and assigns of the parties hereto.

IN WITNESS WHEREOF, this instrument has been executed the 22 day of October, 2008.

X [signature] Trustee
Val M. Holms, individually and as Trustee of the Val M. Holms and Marui P. Holms Revocable Living Trust

X [signature] Trustee
Mari P. Holms, individually and as Trustee of the Val M. Holms and Mari P. Holms Revocable Living Trust

STATE OF MONTANA )
:ss
COUNTY OF Lewis And Clark )

ACKNOWLEDGEMENT (INDIVIDUAL)

On this 22 day of October, 2008, before me personally Val M. Holms and Mari P. Holms, individually and as Trustees of the Val M. Holms and Mari P. Holms Revocable Living Trust, known to me to be the person(s) described in and who executed the within instrument and acknowledged to me that he/she/they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year above written.

(SEAL)

My Commission Expires: November 7, 2008 Thomas Q. Johnson

Notary Public

County Recorder 385553

McKenzie County
Watford City ND 58854 Page 2 of 2

COUNTY RECORDER, MCKENZIE COUNTY, ND

I certify that this instrument was filed and recorded. 385553

Ann M Johnsrud, County Recorder Fee $13.00

By Ann M. Johnsrud Dec 22, 2008 11:18 AM

COUNTY RECORDER McKENZIE COUNTY STATE OF NORTH DAKOTA